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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                   Form 8-K/A
                                (Amendment No. 4)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   May 9, 2002
                                (Date of Report)

                    Central European Distribution Corporation
             (Exact name of registrant as specified in its charter)

            Delaware                    0-24341                      54-1865271
(State or other jurisdiction    (Commission file number)   (IRS employer identification number)
                                   of incorporation)

               1343 Main Street, Suite 301, Sarasota Florida 34236
                    (Address of Principal Executive Offices)

        Registrants telephone number, including area code: (941) 330 1558



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                                Explanatory Note

     The Registrant is amending its Form 8-K, initially filed on May 9, 2002, to provide the historical unaudited interim financial statements of AGIS S.A. and Damianex S.A., two companies acquired by the Registrant, at and for the period ended March 31, 2002. The Registrant has also added unaudited pro forma financial data at and for the period ended June 30, 2002.

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ITEM 7  Financial Statements, Pro forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired

    See Exhibit 99.2 for the following financial statements of AGIS S.A.:

       Balance Sheets at December 31, 2000, 2001 and
       March 31, 2001 (unaudited) and March 31, 2002 (unaudited)

       Statements of Income for the years ended December 31, 2000 and 2001 and for the three month periods ended March 31, 2001 (unaudited) and March 31, 2002(unaudited)

       Statements of Changes in Stockholders' Equity for the years ended December 31, 2000 and 2001

       Statements of Cash Flows for the years ended December 31, 2000 and 2001 and for the three month periods ended March 31, 2001(unaudited) and March 31, 2002 (unaudited)

       Notes to Financial Statements

    See Exhibit 99.3 for the following financial statements of Damianex S.A.:

       Balance Sheets at December 31, 2000 and December 31, 2001 and March 31, 2001 (unaudited) and March 31, 2002 (unaudited)

       Statements of Income for the years ended December 31, 2000 and December 31, 2001 and for the three month periods ended
       March 31, 2001 (unaudited) and March 31, 2002 (unaudited)

       Statements of Changes in Stockholders' Equity for the years ended December 31, 2000 and December 31, 2001

       Statements of Cash Flows for the years ended December 31, 2000 and December 31, 2001 and for the three month periods ended
       March 31, 2001 (unaudited) and March 31, 2002 (unaudited)

       Notes to Financial Statements

(b) Unaudited Pro Forma Financial Information

    See Exhibit 99.4 for the following pro forma financial information:

       Unaudited pro forma condensed combined balance sheet at June 30, 2002

       Unaudited pro forma condensed combined income statement for the six month period ended June 30, 2002

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       Unaudited pro forma condensed combined income statement for the year ended December 31, 2001

       Notes to the unaudited pro forma financial information

(c) Exhibits.

       2.1 Investment Agreement for Damianex S.A. dated April 22, 2002 (attached as Exhibit 2 to the Form 8-K/A filed on May 14, 2002).

       2.2 Shares Purchase Agreement for AGIS S.A. dated April 24, 2002 (attached as Exhibit 2.2 to the Form 8-K/A filed on June 3, 2002).

       23     Consent of Ernst & Young Sp. z o. o

       99.1 Press Release dated April 25, 2002 concerning the completion of two strategic acquisitions of AGIS S.A. and Damianex S.A (attached as Exhibit 99.1 to the Form 8-K filed on May 9, 2002).

       99.2   Financial Statements of AGIS S.A

       99.3   Financial Statements of Damianex S.A.

       99.4   Unaudited Pro Forma Financial Information

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                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2002           Central European Distribution Corporation


                                      By: /s/ James Archbold
                                          -------------------------------
                                          James Archbold
                                          Vice President and Secretary

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                                  Exhibit Index

Exhibit No.                         Description

2.1 Investment Agreement for Damianex S.A. dated April 22, 2002 (attached as Exhibit 2 to the Form 8-K/A filed on May 14, 2002).

2.2 Shares Purchase Agreement for AGIS S.A. dated April 24, 2002 (attached as Exhibit 2.2 to the Form 8-K/A filed on June 3, 2002).

23            Consent of Ernst & Young Sp. z o. o

99.1 Press Release dated April 25, 2002 concerning the completion of two strategic acquisitions of AGIS S.A. and Damianex S.A (attached as Exhibit 99.1 to the Form 8-K filed on May 9, 2002).

99.2          Financial Statements of AGIS S.A

99.3          Financial Statements of Damianex S.A.

99.4          Unaudited Pro Forma Financial Information

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